SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):        January 5, 1996
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                  Microtel Franchise and Development Corporation
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               (Exact Name of Registrant as Specified in Charter)


         New York                      0-17838                 16-1312167
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(State of Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                Number)             Identification No.)


One Airport Way, Suite 200, Rochester, New York                  14624
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:       (716) 436-6000
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         (Former Name of Founder Address, if Changed Since Last Report)










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Item 8.        Change in Fiscal Year.

On January 6, 1996, the Board of Directors of the Company authorized the change of the Company's fiscal year end to December 31, commencing with the year ended December 31, 1995. The Company will file its report covering the transition period on Form 10-K, to be filed within 90 days after December 31, 1995.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Microtel Franchise and Development Corporation
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                                                 (Registrant)


Date:   January 19, 1996      /s/ Bruce A. Sahs
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                              Bruce A. Sahs, Executive Vice President and
                              Chief Operating Officer